PROSPECTUS

Prime Money Market Mutual Fund

Treasury Money Market Mutual Fund

Institutional Class

February 1, 1997
as Supplemented on October 20, 1997

PROSPECTUS

PROSPECTUS

STAGECOACH FUNDS --

PRIME MONEY MARKET MUTUAL FUND

TREASURY MONEY MARKET MUTUAL FUND

Institutional Class

        Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Institutional Class shares offered by two funds of the Stagecoach Family of Funds -- the Prime Money Market Mutual and Treasury Money Market Mutual Funds (each, a "Fund" and collectively, the "Funds").

        The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

         An investment in a Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that a Fund will be able to maintain a constant $1.00 net asset value per share.


Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 1, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969. The SAI and other information is available on the SEC's Web site (http://www.sec.gov).

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES THE FUNDS WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

PROSPECTUS DATED FEBRUARY 1, 1997
AS SUPPLEMENTED ON OCTOBER 20, 1997

Table of Contents

Prospectus Summary   1

Summary of Fund Expenses   3

Financial Highlights   5

How the Funds Work   8

The Funds and Management   13

Investing in the Funds   15

Exchanges   19

Dividend and Capital Gain Distributions   20

Management and Servicing Fees   21

Taxes   24

Prospectus Appendix  --  Additional Investment Policies   A-1


PROSPECTUS

PROSPECTUS

Prospectus Summary

        The Funds provide investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

        Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

        A. The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

        The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

        Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

        A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. A Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which each Fund invests. As with all mutual funds, there can be no assurance that either Fund will achieve its investment objective. See "How the Funds Work -- Risk Factors" in this Prospectus and "Additional Investment Activities" in the SAI for further information about Fund Investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

        A. Wells Fargo Bank, as each Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent for the Funds. See "The Funds and Management" and "Management and Servicing Fees" for further information.

Q. HOW DO I INVEST?

        A. Qualified investors may invest by purchasing Institutional Class shares of the Funds at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. In addition, customers may invest in Institutional Class shares of the Prime Money Market Mutual Fund through an Online Money Market Account with Wells Fargo Bank. Certain of the features described in this Prospectus are not available to investors purchasing shares through such an Account. Investors wishing to purchase a Fund's Institutional Class shares should contact their account representatives. The minimum initial purchase amount on Institutional Class shares is $5 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements. See "Investing in the Funds" for additional information.

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

        A. Dividends are declared daily and distributed monthly and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional Institutional Class shares of the Funds at NAV. Shareholders may also elect to receive dividends in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q. HOW MAY I REDEEM SHARES?

        A. You may redeem shares at NAV, without charge by the Company. Institutional Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Funds -- Redemption of Institutional Class Shares."

                           Summary of Fund Expenses

                          Institutional Class Shares

--------------------------------------------------------------------------------
                       SHAREHOLDER TRANSACTION EXPENSES

                                                                    Prime Money       Treasury Money Market
                                                                 Market Mutual Fund         Mutual Fund
Maximum Sales Charge on Purchases (as a percentage of
     offering price)...................................                 None                    None
Maximum Sales Charge on Reinvested Distributions.......                 None                    None
Maximum Sales Charge on Redemptions....................                 None                    None
Exchange Fees..........................................                 None                    None

                        ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                                    Prime Money       Treasury Money Market
                                                                 Market Mutual Fund         Mutual Fund
Management Fee (after waivers or reimbursements) /1/...                 0.12%                  0.12%
Rule 12b-1 Fee.........................................                 None                   None
Other Expenses (after waivers or reimbursements) /2/...                 0.13%                  0.13%
TOTAL FUND OPERATING EXPENSES (after waivers or
     reimbursements) /3/...............................                 0.25%                  0.25%

____________________
/1/  Management Fee (before waivers or reimbursements) would be 0.25%.
/2/ Other Expenses (before waivers or reimbursements) would be 0.33% and 0.32%, respectively.
/3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 0.58% and 0.57%, respectively.
Note: The table does not reflect any charges that may be imposed by Wells Fargo Bank or another Institution directly on certain customer accounts in connection with an investment in a Fund.

Example of Expenses

--------------------------------------------------------------------------------

                                                                      1 Year    3 Years   5 Years   10 Years
                                                                      ------    -------   -------   --------
An investor would pay the following expenses on a $1,000
investment in a Fund's Institutional Class shares, assuming
(A) a 5% annual return and (B) redemption at the end of
each time period indicated:

     Prime Money Market Mutual Fund...................................   $3        $8       $14       $32
     Treasury Money Market Mutual Fund................................   $3        $8       $14       $32

-------------------------------------------------------------------------------

                             Explanation of Tables


        The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will pay directly or indirectly.

        Shareholder Transaction Expenses are charges incurred when a shareholder buys or sells Fund shares. Institutional Class shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

        Annual Fund Operating Expenses are based on applicable contract amounts and amounts incurred during the prior fiscal year restated to reflect voluntary fee waivers and expense reimbursements expected to reduce expenses during the current year. Wells Fargo Bank and Stephens have each agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the "Total Fund Operating Expenses" do not exceed, on an annual basis, 0.25% of the Prime Money Market Mutual Fund's or Treasury Money Market Mutual Fund's average daily net assets through August 31, 1997. Any waivers or reimbursements will reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Investing in the Funds -- How to Buy Shares" and "Management and Servicing Fees."

        Example of Expenses is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

                             Financial Highlights

        The following information has been derived from the Financial Highlights in the Funds' financial statements for the year ended September 30, 1996. This information is provided to assist you in evaluating the historical performance of each Fund. Except as set forth below, the Funds' financial statements were audited by KPMG Peat Marwick LLP. The financial information for all periods prior to October 1, 1995, was audited by other auditors to the predecessor. On September 6, 1996, the Institutional Class shares of certain portfolios of Pacifica Funds Trust were reorganized as the Institutional Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds. The financial statements and the report thereon for the year ended September 30, 1996 are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 financial statements and the notes thereto. The SAI for the Funds has been incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------

                                                                    PRIME MONEY MARKET MUTUAL FUND /1/
                                                       Institutional Shares /2/                              Service Shares
                                                       ----------------------------------------------------------------------------
                                                        Year      Period      Year      Period
                                                        Ended      Ended     Ended      Ended
                                                       Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,           Year Ended Mar. 31,
                                                                                                       ----------------------------
                                                          1996       1995       1995     1994/3/         1994      1993      1992
                                                       ---------  ---------  ---------  ---------      --------  --------  --------
Net Asset Value, beginning of period..................    $ 1.00     $ 1.00     $ 1.00     $ 1.00        $ 1.00    $ 1.00    $ 1.00

Income from Investment Operations:
 Net Investment Income................................      0.05       0.01       0.05       0.02          0.03      0.03      0.05
 Net realized and unrealized gain on investments......      0.00       0.00       0.00       0.00          0.00      0.00      0.00
                                                       ---------  ---------  ---------  ---------      --------  --------  --------
     Total from Investment Operations.................      0.05       0.01       0.05       0.02          0.03      0.03      0.05
Less Distributions:
 Dividends from net investment income.................     (0.05)     (0.01)     (0.05)     (0.02)        (0.03)    (0.03)    (0.05)

 Distributions from net realized gain.................      0.00       0.00       0.00       0.00          0.00      0.00      0.00
                                                       ---------  ---------  ---------  ---------      --------  --------  --------
     Total From Distributions.........................     (0.05)     (0.01)     (0.05)     (0.02)        (0.03)    (0.03)    (0.05)

                                                       ---------  ---------  ---------  ---------      --------  --------  --------
Net Asset Value, end of period........................    $ 1.00     $ 1.00     $ 1.00     $ 1.00        $ 1.00    $ 1.00    $ 1.00
                                                       =========  =========  =========  =========      ========  ========  ========
Total Return (not annualized).........................      5.39%      5.65%      5.60%      3.71%/4/      3.00%     3.32%     6.22%

Ratios/Supplemental Data:
 Net Assets, end of period (000s).....................  $423,959    $30,606   $614,101   $565,305      $527,599  $468,479  $528,397
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets..............      0.25%      0.26%      0.41%      0.41%         0.41%     0.41%     0.43%

 Ratio of net investment income to average net assets.      5.33%      5.67%      5.47%      3.67%         2.96%     3.27%     5.09%

 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses................      0.60%      0.69%      0.68%      0.89%         0.89%     0.89%     0.91%

 Ratio of net investment income to average net
   assets prior to waived fees and reimbursed
   expenses...........................................      4.98%      5.24%      5.20%      3.19%         2.48%     2.79%     4.61%

                                                                        Service Shares
                                                      ---------------------------------------------------
                                                                      Year Ended Mar. 31,
                                                      ---------------------------------------------------
                                                        1991       1990       1989       1988      1987
                                                      --------   --------   --------   --------  --------
Net Asset Value, beginning of period.................   $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
Income from Investment Operations:
  Net Investment Income..............................     0.07       0.08       0.08       0.06      0.06
  Net realized and unrealized gain on investments....     0.00       0.00       0.00       0.00      0.00
                                                      --------   --------   --------   --------  --------
    Total from Investment Operations.................     0.07       0.08       0.08       0.06      0.06
Less Distributions:
  Dividends from net investment income...............    (0.07)     (0.08)     (0.08)     (0.06)    (0.06)
  Distributions from net realized gain...............     0.00       0.00       0.00       0.00      0.00
                                                      --------   --------   --------   --------  --------
Total From Distributions.............................    (0.07)     (0.08)     (0.08)     (0.06)    (0.06)
                                                      --------   --------   --------   --------  --------
  Net Asset Value, end of period.....................   $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                                                      ========   ========   ========   ========  ========
Total Return (not annualized)........................     7.72%      8.82%      7.88%      6.50%     5.97%
Ratios/Supplemental Data:
  Net Assets, end of period (000s)................... $543,834   $493,641   $496,675   $628,987  $407,815
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets............     0.47%      0.54%      0.56%      0.58%     0.68%
  Ratio of net investment income to average net
    assets...........................................     7.38%      7.96%      7.58%      6.38%     5.81%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses...............     0.94%      0.90%      0.80%      0.93%     0.93%
Ratio of net investment income to average net
   assets prior to waived fees and reimbursed
   expenses..........................................     6.91%      7.59%      7.24%      6.03%     5.56%

________________
/1/ The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Effective August 11, 1995, existing Fund shares were classified as Service shares and the Fund began offering both Service and Institutional shares to investors. Effective October 1, 1995, the Fund also began offering Investor shares to investors. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

/2/ Financial data for the period ended September 30, 1995 and the year ended September 30, 1996 are for Institutional shares only, which were initially offered on August 11, 1995. Financial data for all other periods are for Service shares only.

/3/  The Fund changed its fiscal year-end from March 31 to September 30.

/4/  Annualized.

--------------------------------------------------------------------------------

                                                                            TREASURY MONEY MARKET MUTUAL FUND /1/
                                                       Institutional Shares /2/                              Service Shares
                                                       ------------------------  -------------------------------------------------
                                                        Year      Period          Year      Period
                                                        Ended      Ended          Ended      Ended
                                                       Sept. 30,  Sept. 30,      Sept. 30,  Sept. 30,           Year Ended Mar. 31,
                                                                                                       ----------------------------
                                                          1996       1995           1995     1994/3/         1994      1993
                                                       ---------  ---------      ---------  ---------      --------  --------
Net Asset Value, beginning of period                      $ 1.00     $ 1.00         $ 1.00     $ 1.00        $ 1.00    $ 1.00
Income from Investment Operations:
 Net Investment Income                                      0.05       0.01           0.05       0.02          0.03      0.03
 Net realized and unrealized gain on investment             0.00       0.00           0.00       0.00          0.00      0.00
    Total from Investment Operations                        0.05       0.01           0.05       0.02          0.03      0.03
Less Distributions:
 Dividends from net investment income                      (0.05)     (0.01)         (0.05)     (0.02)        (0.03)    (0.03)
 Distributions from net realized gain                       0.00       0.00           0.00       0.00          0.00      0.00
    Total From Distributions                               (0.05)     (0.01)         (0.05)     (0.02)        (0.03)    (0.03)
Net Asset Value, end of period                            $ 1.00     $ 1.00         $ 1.00     $ 1.00        $ 1.00    $ 1.00

    Total Return (not annualized)                           5.26%      5.51%/4/       5.42%      3.75%/4/      2.81%     3.13%
Ratios/Supplemental Data:
 Net Assets, end of year (000s)                         $540,689    $36,443     $1,001,707   $690,630      $854,950  $614,237
 Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                    0.25%      0.26%          0.42%      0.43%         0.43%     0.43%
 Ratio of net investment income to average net
   assets 5.21%                                             5.42%      5.32%          3.72%      2.77%         3.04%     4.73%
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses                      0.59%      0.69%          0.66%      0.90%         0.90%     0.91%
 Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses             4.87%      4.99%          5.08%      3.25%         2.30%     2.56%
                                                                           Service Shares
                                                      -------------------------------------------------------------
                                                                         Year Ended Mar. 31,
                                                      -------------------------------------------------------------
                                                        1992       1991       1990       1989      1988      1987
                                                      --------   --------   --------   --------  --------  --------
Net Asset Value, beginning of period                    $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00    $ 1.00
Income from Investment Operations:
 Net Investment Income                                    0.05       0.07       0.08       0.07      0.06      0.06
 Net realized and unrealized gain on investment           0.00       0.00       0.00       0.00      0.00      0.00
    Total from Investment Operations                      0.05       0.07       0.08       0.07      0.06      0.06
Less Distributions:
 Dividends from net investment income                    (0.05)     (0.07)     (0.08)     (0.07)    (0.06)    (0.06)
 Distributions from net realized gain                     0.00       0.00       0.00       0.00      0.00      0.00
    Total From Distributions                             (0.05)     (0.07)     (0.08)     (0.07)    (0.06)    (0.06)
Net Asset Value, end of period                          $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00    $ 1.00
    Total Return (not annualized)                         5.03%      7.42%      8.58%      7.63%     6.20%     5.64%
Ratios/Supplemental Data:
 Net Assets, end of year (000s)                       $281,343   $118,623    $98,398    $90,672  $101,066  $134,375
 Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                  0.45%      0.48%      0.56%      0.63%     0.69%     0.69%
 Ratio of net investment income to average net
   assets                                                 5.21%      7.10%      7.73%      7.36%     6.12%     5.50%
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses                    0.93%      0.94%     [0.97%]    [0.98%]   [1.05%]   [0.94%]
 Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses           4.25%      6.64%      7.32%      7.01%     5.76%     5.25%

______________________
/1/ Prior to August 1, 1990, the Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a Fund of the Company. Effective August 11, 1995, existing Fund shares were classified as Service shares and the Fund began offering both Service and Institutional shares to investors. Effective October 1, 1995, the Fund also began offering Investor shares to investors. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

/2/ Financial Data for the period ended September 30, 1995 and the year ended September 30, 1996 are for Institutional shares only, which were initially offered on August 11, 1995. Financial Data for all other periods are for Service shares only.

/3/ The Fund changed its fiscal year-end from March 31 to September 30.

/4/ Annualized.

                              How the Funds Work

Investment Objectives and Policies

        Set forth below is a description of the investment objectives and related policies of the Funds. Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that either Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

        The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

        The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations.

        The Funds' investment objectives and fundamental policies may not be changed without the vote of a majority of the outstanding shares of the particular Fund.

        All securities acquired by the Funds will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations <Dh> ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.

        U.S. Treasury and U.S. Government Obligations. The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). The Prime Money Market Mutual Fund may invest in U.S. Treasury obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        The Prime Money Market Mutual Fund may also purchase "stripped securities" such as TIGRs or CATs, which are interests in U.S. Treasury obligations offered by broker-dealers and other financial institutions that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

        In addition to the types of instruments described above, the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

        The Prime Money Market Mutual Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations. Certain types of commercial paper are issued only in private placements and may be subject to restrictions on resale and are therefore less liquid.

        The Prime Money Market Mutual Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

        The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit-card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations issued by private companies.

        The Funds may attempt to increase yields by trading to take advantage of short-term market variations which may result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

        A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

Risk Factors

        Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that each Fund will achieve its investment objective.

        The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to each maintain a stable net asset value of $1.00 per share. Each Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days. In addition, a Fund purchase must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Company's Board of Directors).

        The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

        Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, each Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of Wells Fargo Bank, the Funds' investment adviser, prohibit the purchase for a Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for either Fund:

        -- capped floaters (on which interest is not paid when market rates move above a certain level);

        -- leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

        -- range floaters (which do not pay any interest if market interest rates move outside of a specified range);

        -- dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

        -- inverse floaters (which reset in the opposite direction of their index).

        Additionally, neither Fund may invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

        The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

        Since the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund that invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.

        Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

Performance

        Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.

        Yield refers to the income generated by an investment in a class of a Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned by a class of a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

        Average annual total return of Institutional Class shares is based on the overall dollar or percentage change of an investment in such shares and assumes the investment is at NAV and all dividends and any capital-gain distributions attributable to a class are also reinvested at NAV in shares of the class.

        In addition to presenting these standardized performance calculations, at times, the Funds may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Funds, the performance figures on one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Funds.

        Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the inside front cover of the Prospectus.

                           The Funds And Management

The Funds

        The Funds are two funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-three other funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV. Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the inside front cover of the Prospectus.

        The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

Management

        Wells Fargo Bank serves as each Fund's investment adviser, administrator, custodian, transfer agent and dividend disbursing agent (the "Transfer Agent"). In addition, Wells Fargo Bank serves as a shareholder servicing agent and selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds (or the master portfolio in which a fund may invest) of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

        Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolios. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94111. Prior to March 18, 1994, the predecessor portfolios' investment adviser was San

Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.

          Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                            Investing in the Funds

        Institutional Class shares may be purchased on any day the Funds are open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon.

        The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

Share Value

The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of the Funds as of 12:00 Noon and 1:00 p.m. (Pacific time) on each Business Day. The NAV per share of each class of shares of a Fund is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of determining the NAV. As noted above, the Funds seek to maintain a constant $1.00 NAV share price, although there is no assurance that they will be able to do so.

        Each Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

Purchase of Institutional Class Shares

        Institutional Class shares of the Funds are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. The minimum initial purchase amount on Institutional Class shares is $5 million and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements.

Customers of Wells Fargo Bank also may invest in the Institutional Class shares of the Prime Money Market Mutual Fund through an Online Money Market Account (an "Account") established with the Bank. Investments through an Account are governed by the terms and conditions of the Account, which are set forth in a separate Disclosure Statement provided by Wells Fargo Bank to each Accountholder. In light of the automated sweep and custodial account structure of investments through an Account, certain of the features described in this Prospectus are not available to investors purchasing shares through an Account. Specifically, shares of a Fund purchased through an Account may be redeemed only through an Account, and the dividend and distribution options and exchange privileges described in this Prospectus are not available with respect to shares purchased through an Account. Potential Accountholders should refer to the Disclosure Statement for more information regarding the Account, including information about fees and expenses.

        Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Class shares of the Funds should contact their account representatives.

        Institutional Class shares of the Funds are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution must be received by the Company by 12:00 Noon (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.

        Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to a Fund or its shareholders.

        Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Institutional Class shares of a Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

        The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Institutional Class shares is recorded on the Company's books, and share certificates are not issued.

Wire Instructions Direct Purchases by Institutions

        1. Complete an Account Application.

        2. Instruct the wiring bank to transmit the specified amount in federal funds to:

Wells Fargo Bank, N.A.

San Francisco, California

Bank Routing Number: 121000248

Wire Purchase Account Number: 4068-000587

Attention: Stagecoach Funds (Name of Fund and designate Institutional Class)

Account Name(s): Name(s) in which to be registered

Account Number: (if investing into an existing account)

        3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

Wells Fargo Bank, N.A.

Stagecoach Shareholder Services

P.O. Box 7066

San Francisco, California 94120-7066

Telefacsimile: 1-415-781-4082

        4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

Statements and Reports

        Institutions (or their nominees) typically send investors a confirmation or statement of the account after every month in which there has been a transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.

Redemption of Institutional Class Shares

       Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Institutional Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Class shares of the Funds normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

        With respect to shareholders who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at the address or phone number shown on the first page of the Prospectus. When Institutional Class shares are redeemed directly from the Funds, the Company ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

        To be accepted by a Fund, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the Institutional Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

        All redemptions of Institutional Class shares of the Funds are made in cash, except that the commitment to redeem Institutional Class shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Funds at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Funds are valued. If the recipient were to sell such securities, the investors would incur brokerage charges.

Redemptions by Telephone

        Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                   Exchanges

        The Funds offer a convenient way to exchange Institutional Class shares in one Fund for Institutional Class shares in another fund of the Company. Before engaging in an exchange transaction, an investor should read carefully the Prospectus describing the fund into which the exchange will occur, which is available without charge and can be obtained by writing or by calling the Company at the address or phone number listed on the first page of the Prospectus. A shareholder may not exchange Institutional Class shares of one fund for Institutional Class shares of another fund if Institutional Class shares of both funds are not qualified for sale in the state of the shareholder's residence. The Company may terminate or amend the terms of the exchange privilege at any time.

        Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by a Fund to the Institution involved.

Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Institutions are responsible for transmitting orders for exchanges to the Company on a timely basis. Investors should receive written confirmation of the exchange from the Institution within a few days of the completion of the transaction. In addition, customers' exchange transactions are generally reflected in the account statements provided by Institutions to their Customers. Investors wishing to exchange Institutional Class shares of a Fund for Institutional Class shares of another fund should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969.

        A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges are made at the NAV of the respective funds next determined following receipt of the request by the Company in good order.

        To exchange Institutional Class shares, or if you have questions, simply call the Company at 1-800-260-5969. A shareholder of record should be prepared to give the telephone representative the following information: (i) the account number, social security or taxpayer identification number and account registration; (ii) the name of the fund from and the fund into which the transfer is to occur; and (iii) the dollar or share amount of the exchange. The conversation may be recorded to protect shareholders and the Company. Telephone exchanges are available unless the shareholder of record has declined the privilege on the Purchase Application.

        In addition, Institutional Class shares of the Funds may be exchanged for each of the Funds' Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a Wells Fargo Bank or another bank, trust company or thrift institution, or in other cases where Institutional Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for the Fund's Institutional Class shares if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made at the respective NAVs of the Institutional Class shares next determined after the exchange request is received by the Company.

                           Dividend and Capital Gain

Distributions

        Dividends from net investment income of the Funds are declared daily payable to Institutional Class shareholders of record as of 12:00 p.m. (Pacific time). Institutional Class shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Funds declare and distribute any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that are attributable to a particular class may affect the relative dividends and/or capital-gain distributions of a class of shares.

Dividends declared in a month generally are distributed on the last
Business Day of the each month. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive distributions in cash.

                         Management and Servicing Fees

Investment Adviser

        Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to receive monthly investment advisory fees at the annual rate of 0.25% of the average daily net assets of each Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on the Funds' performance. From time to time, the Funds, consistent with their investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship. For the fiscal year ended September 30, 1996, the Prime Money Market Mutual and Treasury Money Market Mutual Funds paid advisory fees at the annual rates of 0.14% and 0.13%, respectively, of their average daily net assets. For periods prior to September 6, 1996, these amounts includes advisory fee paid by the predecessor portfolios to Wells Fargo Investment Management, Inc.

Custodian and Transfer and Dividend Disbursing Agent

        Wells Fargo Bank also serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

Institutions and Shareholder Servicing Agents

        The Funds have entered into a Shareholder Servicing Agreement on behalf of Institutional Class shares with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholders orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

        A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

Administrator and Co-Administrator

        Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Funds' business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.

        Stephens previously provided substantially the same services as sole administrator to the Funds. For the year ended September 30, 1996, the Prime Money Market Mutual and Treasury Money Market Mutual Funds paid administrative fees at the annual rate of 0.09% of each Fund's average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to The Dreyfus Corporation and Furman Selz LLC by the predecessor portfolios.

Sponsor and Distributor

        Stephens is the Company's sponsor and co-administrator and distributes each Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

        Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for each Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers.

        Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

        Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

Fund Expenses

        From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses, and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

        Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

        Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.

        The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in your SAI.

A-

PROSPECTUS

A-

PROSPECTUS

Prospectus Appendix   --

Additional Investment Policies

Fund Investments

Treasury Money Market Mutual Fund

        The Treasury Money Market Mutual Fund may invest in the following:

        (i) obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of Indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations (see below);

        (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

        (iii) certain floating- and variable-rate instruments ("variable-rate instruments);

        (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward-commitment" basis or "delayed-settlement" basis" (discussed below);

        (v)   certain securities issued by other investment companies.

Prime Money Market Mutual Fund

        The Prime Money Market Mutual Fund may invest in the following:

        (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises, including U.S. Treasury obligations ("U.S. Government obligations") (discussed below);

        (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

        (iii) certain floating- and variable-rate instruments ("variable-rate instruments");

        (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis" (discussed below);

        (v)   certain securities issued by other investment companies;

        (vi) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

        (vii) commercial paper rated at the date of purchase Prime1 by Moody's Investors Service, Inc. ("Moody's") or "A-1-" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

        (viii) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

        (ix) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

        (x)    mortgage-backed securities (discussed below); and

        (xi)   certain other asset-backed securities (discussed below).

U.S. Government Obligations

        The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Repurchase Agreements

        The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.

Floating- and Variable-Rate Instruments

        The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.

Forward-Commitments, When-Issued Purchases and Delayed-Delivery Transactions

        Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward-commitment" basis. The Funds may also purchase or sell securities on a "delayed-settlement" basis. When-issued and forward-commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market that will occur sometime in the future. When-issued, forward-commitment and delayed-settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

Other Investment Companies

        The Funds may invest up to 10% of their assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Funds may invest. The Treasury Money Market Mutual Fund may only invest in shares of other investment companies that are structured to seek an investment objective that is similar to the Fund's investment objective. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, the Funds' adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested. The Funds may invest in shares of other open-end investment companies up to the limits prescribed by the 1940 Act.

Foreign Obligations

        The Prime Money Market Mutual Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Prime Money Market Mutual Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

        Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Mortgage-Backed And Other Asset-Backed Securities

        The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

Illiquid Securities

        The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

Investment Policies and Restrictions

        Each Fund's investment objective, as set forth under "How the Funds Work -- Investment Objectives and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

Fundamental Investment Policies

        As matters of fundamental policy, each Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations and, with respect to the Prime Money Market Mutual Fund, the obligations of U.S. banks and certain U.S. branches of foreign banks.

        These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Funds may make loans of portfolio securities or other assets, although neither Fund intends to do so during the current fiscal year.

Non-Fundamental Investment Policies

        As a matter of nonfundamental policy, neither Fund may: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that a Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if a Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. Also, as a matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Mutual Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days. For purposes of item (ii), repurchase agreements that do not provide for payment to the Funds within seven days after notice are subject to this 10% limit, unless the Company's Board of Directors or the Funds' investment adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists.

        Illiquid securities shall not include (a) securities eligible for resale pursuant to Rule 144A Securities Act of 1933 (the "1933 Act") Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and (b) commercial paper sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

Advised by WELLS FARGO BANK, N.A.

Sponsored/Distributed by

Stephens Inc., Member NYSE/SIPC

NOT FDIC INSURED

P.O. Box 7066

San Francisco, CA 94120-7066

STAGECOACH MONEY MARKET MUTUAL FUNDS:

-- are NOT FDIC insured

-- are NOT deposits or obligations of Wells Fargo Bank

-- are NOT guaranteed by Wells Fargo Bank

-- involve investment risk, including possible loss of principal -- seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that either fund will meet this goal. Yields and returns will vary with market conditions.